TRAUTMAN KRAMER TRUST

(Trautman Kramer Value Plus Fund)



Supplement Dated September 30, 1998 to

Fund's Prospectus Dated March 23, 1998.





		The following descriptions of actions taken by the Board of Trustees of the Trautman Kramer Value Plus Fund supplement and supersede any contrary information contained in the Fund's
Prospectus.



		 The Board has adopted resolutions authorizing the Fund to close itself to new investors and additional share purchases by current investors at the adviser's discretion, based upon various factors, including assets under management, current investment opportunities and market conditions. Although the adviser reserves the right to open the Fund to share purchases at any time and at any asset level, it is currently anticipated that the Fund will close for share purchases until such a time where the assets under management reach a point of beneficial interest to the shareholder.